T. Rowe Price Spectrum Growth Fund

T. Rowe Price Spectrum Income Fund

Supplement to prospectus dated May 1, 2010

On pages 5 and 9, the second paragraph under “Management” is revised as follows:

Portfolio Manager  Edmund M. Notzon III is Chairman of the fund’s Investment Advisory Committee. Mr. Notzon has been chairman of the committee since 1998 and he joined T. Rowe Price in 1989. Effective May 1, 2011, Charles M. Shriver will join Mr. Notzon as co-chairman of the committee and will become sole chairman of the committee on October 1, 2011.

On pages 32-33, the following is added under “Portfolio Management” with respect to the Spectrum Growth and Spectrum Income Funds:

Effective May 1, 2011, Charles M. Shriver will become co-chairman of the committee along with Mr. Notzon. Mr. Shriver joined T. Rowe Price in 1991 and his investment experience dates from 1999. During the past five years, he has assisted T. Rowe Price portfolio managers in managing the firm’s fixed income and asset allocation strategies. Mr. Shriver will become sole chairman of the committee on October 1, 2011. Mr. Notzon will then remain a member of the committee until he retires from T. Rowe Price on December 31, 2011.

The date of this supplement is April 1, 2011.

C08-043    4/1/11